U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of Earliest Event Reported): March 16, 2010

APOLLO CAPITAL GROUP, INC.
(Exact Name of registrant as specified in its Charter)

Florida	001-34296	22-3962092
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

20900 N.E. 30th Ave., 8th Floor, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,(786)     871-       -    4858

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant

On March 29, 2010, Apollo Capital Group, Inc. (the “Company”) received a letter from Stan J. H. Lee, CPA (“Lee”), regarding the disclosure made in the Company’s Current Report on Form 8-K filed on March 17, 2010 regarding the replacement of Lee as the Company’s independent registered public accounting firm by DaszkalBolton LLP.  The letter is filed herewith as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

16.1	Letter from Stan J.H. Lee, CPA as to change in certifying accountant

SIGNATURES

Pursuant to requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO CAPTIAL GROUP, INC.
Dated: April 1, 2010

	By:	/s/ Sigfried M. Klein
Sigfried M. Klein, President